UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 4, 2012

Date of Report (Date of earliest event reported)

FOREVERGREEN WORLDWIDE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-26973 (Commission File Number)	87-0621709 (IRS Employer Identification No.)

972 North 1430 West, Orem, Utah 84057

(Address of principal executive offices)

(801) 655-5500

(Registrant’s telephone number, including area code)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

The Public Company Accounting Oversight Board (“PCAOB”) regularly inspects those firms that issue audit reports opining on the financial statements of issuers.  The PCAOB inspected the audit performed by ForeverGreen Worldwide Corporation’s former independent registered public accounting firm, Morrill & Associates, LLC (“Morrill”), for the year ended December 31, 2010.  In consultation with the PCAOB, Morrill has determined that ForeverGreen Worldwide Corporation (“ForeverGreen”) must recognize a total impairment to goodwill for the year ended December 31, 2009 which will carry through 2010 and 2011.

As a result of this determination, our Chief Financial Officer concluded on April 4, 2012 that previously issued financial statements for the fiscal years ended December 31, 2009 and 2010 should no longer be relied upon.  ForeverGreen will restate the financial statements for the years ended December 31, 2009 and 2010.

The facts underlying the conclusion are as follows:

In December 2010 the Securities and Exchange Commission (the “SEC”) conducted a limited review of the ForeverGreen Form 10-K for the year ended December 31, 2009.  The SEC comments requested information on the policies and methods ForeverGreen relies upon for testing goodwill.  We evaluated our policies and methods and, in consultation with the SEC, we determined that an adjustment to the value of goodwill in that report was required.  The analysis resulted in an implied fair market value of $7,021,454 which was less than the $12,799,081 goodwill recorded.  $3,725,006 of this impairment was attributed to the year ended December 31, 2008 and $2,052,621 was attributed to the year ended December 31, 2009. As a result, on June 7, 2011, we filed an Amendment No. 2 to the Form 10-K for the year ended December 31, 2009 in which we recognized an impairment of $3,725,006 and $2,052,621 to goodwill for the years ended December 31, 2008 and 2009, respectively, reducing goodwill to $9,074,075 and $7,021,454, respectively.

In December 2011, the PCAOB inspected the audit performed by Morrill for the year ended December 31, 2010 and the PCAOB reviewed the correspondence between ForeverGreen and the SEC related to the impairment of goodwill during their review.  Based upon this inspection, the PCAOB determined that ForeverGreen’s calculations were not performed in accordance with Generally Accepted Accounting Principles (“GAAP”) despite the SEC’s acceptance of the analysis performed in April 2011.  To satisfy GAAP, ForeverGreen must re-perform the goodwill analysis in accordance with ASC 350-20-35.  This revised goodwill analysis uses the original inputs but corrects calculations and comparisons that existed in the original analysis.  In this re-performance of the goodwill analysis ForeverGreen has determined that goodwill must be impaired to $0 for the year ended December 31, 2009 and this adjustment will roll through retained earnings into 2010.

Our Chief Financial Officer discussed with our former independent accountant, Morrill & Associates, LLC, and our current independent accountant, Sadler Gibb & Associates, LLC, the matters disclosed in this current report.  We are currently preparing the Form 10-K for the year ended December 31, 2011 that will restate the financial statements for the years ended December 31, 2009, 2010 and 2011.

Investors, potential investors and other readers of our SEC filings are cautioned not to rely on the financial statements that have not been restated for the years ended December 31, 2009 and 2010 and the interim periods for 2011 as they relate to goodwill and the impairment thereof and the effects on net loss.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter of agreement from Morrill & Associates, LLC, dated April 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2012	FOREVERGREEN WORLDWIDE CORPORATION By: /s/ Ronald K. Williams Ronald K. Williams, President

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